UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 21, 2012

AllianceBernstein l.p.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AllianceBernstein L.P. and AllianceBernstein Holding L.P. (together, “AllianceBernstein”) are filing this Form 8-K/A to clarify the intent of a provision in the Extended Employment Agreement that was filed on June 21, 2012.  Specifically, AllianceBernstein clarifies that AllianceBernstein shall pay to Peter Kraus quarterly cash distributions on his unvested and vested restricted Holding Units starting on the Commencement Date of the Agreement.

The updated Extended Employment Agreement is attached hereto as Exhibit 99.01 and the description set forth herein is qualified in its entirety by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Extended Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein l.p.

Dated: June 26, 2012	By:	/s/ Laurence E. Cranch
Laurence E. Cranch
General Counsel